(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME FUND II

ANNUAL REPORT
AUGUST 31, 1993
CONTENTS



PERFORMANCE                         3    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           4    THE MANAGERS' REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         5    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                8    STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               10   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   12   THE AUDITORS' OPINION.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME FUND II
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997       PAST 1   LIFE OF
                                      YEAR     FUND

FIDELITY REAL ESTATE HIGH INCOME II   27.67%   39.82%

ML HIGH YIELD MASTER INDEX            12.82%   17.38%

HIGH CURRENT YIELD FUNDS AVERAGE      12.96%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 181 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997       PAST 1   LIFE OF
                                      YEAR     FUND

FIDELITY REAL ESTATE HIGH INCOME II   27.67%   30.47%

ML HIGH YIELD MASTER INDEX            12.82%   13.57%

HIGH CURRENT YIELD FUNDS AVERAGE      12.96%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$100,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971231 19980109 165554 S00000000000001
             Real Estate High Inc II     ML High Yield Master
             00673                       ML002
  1996/09/27      100000.00                   100000.00
  1996/09/30      100015.46                   100103.87
  1996/10/31      101680.42                   101200.94
  1996/11/30      105246.94                   103246.93
  1996/12/31      109515.21                   104041.39
  1997/01/31      111734.97                   104840.96
  1997/02/28      114208.16                   106311.66
  1997/03/31      116045.52                   105130.92
  1997/04/30      115287.34                   106327.48
  1997/05/31      116763.18                   108443.04
  1997/06/30      122379.11                   110121.72
  1997/07/31      126954.06                   112764.42
  1997/08/31      126675.92                   112510.70
  1997/09/30      138012.42                   114431.67
  1997/10/31      136149.32                   115191.10
  1997/11/30      137072.72                   116222.73
  1997/12/31      139818.20                   117384.75
IMATRL PRASUN   SHR__CHT 19971231 19980109 165555 R00000000000019
Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income II Fund on September 27, 1996, when the fund started. As the chart shows, by December 31, 1997, the value of the investment would have grown to $139,818 - a 39.82% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $117,385
- a 17.38% increase.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
The following is an interview with Mark Snyderman, who manages the fund's commercial mortgage-backed investments, and Barry Greenfield, manager of the fund's real estate investment trust positions.
Q. HOW DID THE FUND PERFORM, MARK?
M.S. The fund had a good year. For the 12 months that ended December 31, 1997, the fund returned 27.67%. This topped the return of the Merrill Lynch High Yield Master Index, which returned 12.82% during the period. The high current yield funds average returned 12.96% during the period, according to Lipper Analytical Services.
Q. WHAT HELPED THE FUND POST SUCH HEALTHY GAINS?
M.S. Three factors worked in the fund's favor. First, there was a considerable amount of credit-spread tightening in the real estate debt market. When high-yield bond spreads tighten relative to U.S. Treasuries, the fund earns significant capital appreciation. Most of this tightening occurred in the commercial mortgage-backed segment of the market - an area in which the fund was well-represented during the period. Second, my process of security selection led me to buy bonds that had higher-than-average credit appreciation potential. Most of these choices performed well. Lastly, the real estate business prospects throughout our market were generally favorable.
Q. WHY WAS THE ENVIRONMENT SO BENEFICIAL?
M.S. Several developments were influential. We continued to see a rise in underlying property values, as the real estate market continued to rebound from its early 1990s recession. In addition, the capital to refinance mortgages became more available. The final point I'd highlight was the supply and demand within the market. There were a lot of new deals issued, but investor demand remained quite strong. All of these factors helped boost the return to real estate debt investors. In terms of the portfolio, some of the fund's larger holdings performed very well, including bonds issued by the former Resolution Trust Corp., as well as bonds from Confederated Life and Oregon Commercial Mortgage. In each instance, intensive credit research on these positions paid off nicely.
Q. BARRY, CAN YOU PAINT THE PICTURE FOR THE REAL ESTATE INVESTMENT TRUST (REIT) MARKET OVER THE PAST YEAR?
B.G. While not quite matching its 1996 success, the REIT market was still a pretty good place to be in 1997. During the course of the year, the market experienced a short-term pricing correction, a record amount of new issuance and record growth. After REIT prices had soared to exorbitant levels in 1996 - the market gained close to 36% - REITs were due for the pricing slowdown we witnessed in April. Some aggressive REITs were particularly vulnerable because their value had risen so quickly. By the end of June, the market had picked itself up off the mat and resumed its strong run. Then came October. Some of the more aggressive REITs in our market tend to trade in line with the stock market. When Asia's currency woes hurt U.S. stocks, many of the more aggressive REITs declined. New issuance also threw things out of kilter. Supply increased sharply in the second half of the year, and while demand was still strong, it just couldn't keep pace. To give some perspective on its growth, the REIT market accounted for $80 billion in assets in 1996. That figure rose to around $146 billion in 1997, nearly doubling in one year. There were bound to be some growing pains along the way.
Q. WHICH INDIVIDUAL POSITIONS PERFORMED WELL? WHICH DIDN'T?
B.G. Texas-based REITs were attractive, as the state's economy continued to grow impressively. Health-care REITs, particularly in the area of assisted living, performed quite well. Other REITs with Texas exposure included Camden, AIMCO and Patriot American. One disappointing area was the budget, no-frills hotel REITs, as the industry increased its construction and development at a time when it appeared the U.S. economy would be slowing. I also de-emphasized California REITs, as previously encouraging prospects in that state began to fade.
Q. CAN YOU EACH PROVIDE YOUR OUTLOOK GOING FORWARD?
M.S. I expect the fund to be more oriented toward lower-quality, high-risk issues, so thorough credit analysis will be crucial. I don't think the fund will continue to top its benchmarks by such large margins, but I'm optimistic that we'll continue to produce good relative returns over time.
B.G. While REITs are not quite as cheap as they were from 1991 to 1995, they are still less expensive versus common stocks. We continue to expect REITs to have good earnings in 1998, and they should be attractive relative to stocks. We may also see an unprecedented number of mergers and acquisitions within the market in 1998.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to provide high current income by
investing primarily in commercial
mortgage-backed securities and real estate investment trusts
START DATE: September 27, 1996
SIZE: as of December 31, 1997, more than $109 million
MANAGERS: Mark Snyderman, since inception;
joined Fidelity in 1994; Barry Greenfield, since inception; joined Fidelity in 1968
(checkmark)
REAL ESTATE HIGH INCOME FUND II
INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 2.5%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)

CONVERTIBLE BONDS - 0.7%
CONSTRUCTION & REAL ESTATE - 0.7%
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Rockefeller Center
 Properties, Inc.
 0%, 12/31/00 - $ 1,000,000 $ 720,000
NONCONVERTIBLE BONDS - 1.8%
FINANCE - 0.8%
CREDIT & OTHER FINANCE - 0.8%
Cityscape Financial Corp.
 12 3/4%, 6/1/04 Caa  1,930,000  849,200
MEDIA & LEISURE - 1.0%
LODGING & GAMING - 1.0%
American Skiing Co.
 12%, 7/15/06 B3  1,000,000  1,107,500
TOTAL NONCONVERTIBLE BONDS   1,956,700
TOTAL CORPORATE BONDS
 (Cost $3,327,402)   2,676,700
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
PRIVATE SPONSOR - 1.1%
Credit-Based Asset Servicing and
 Securitization LLC (c)(d)(g):
  Series 1997-2 Class 2-B, 7.29%,
   12/29/25 Ba3  1,000,000  515,313
  Series 1997-2 Class 2C, 7.29%,
   12/29/25 B3  2,550,000  685,313
  1,200,626
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $1,269,868)   1,200,626
COMMERCIAL MORTGAGE SECURITIES - 22.1%
ACP Mortgage LP floater
 Series F, 7.19%,
 2/28/28 (c)(d) B  1,899,890  1,607,783
BKB Commercial Mortgage Trust (c)(d):
 Series 1997-C1 Class F,
  8.94%, 4/26/04  B  1,476,000  1,352,154
 Series 1997-C1 Class G,
  8.94%, 4/27/09  CCC  1,790,500  1,199,635
 Series 1997-C1 Class H,
  8.94%, 10/25/22 -  1,810,596  452,649
Blaylock Mortgage Capital Corp. (c):
 Series 1997-A Class B5,
  6.425%, 10/15/03 B-  250,000  164,160
 Series 1997-A Class B6,
  6.425%, 10/15/03 CCC  250,000  106,390
 Series 1997-A Class B7,
  6.425%, 10/15/03 -  335,000  94,842

 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)

CS First Boston Mortgage
 Securities Corp. commercial
 Series 1994-CFB1 Class F,
 6.48%, 1/25/28 (c) - $ 11,687 $ 10,460
DLJ Mortgage Acceptance Corp.
 Series 1994-MF4 Class C,
 8 1/2%, 4/18/01 (c) -  1,046,000  755,003
Franchise Mortgage Acceptance
 Corp. Loan Receivables Trust
 Series 1997-A Class F,
 8.10%, 4/15/19 (c)(d) -  944,114  714,576
First Chicago /Lennar Trust I
 Series 1997-CHL1 Class E,
 8.11%, 2/28/11 (d) -  4,000,000  3,412,500
JP Morgan Commercial Mortgage
 Finance Corp. Series
 1997-C4 Class
 NR, 7.38%, 12/26/28 (c) -  4,885,341  1,367,895
Kidder Peabody Acceptance
 Corp. I Series 1994-M1
 Class D, 8.25%,
 7/25/01 (c)(d) -  1,914,000  1,228,022
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%,
 2/1/00 (c)(g) -  12,919,000  2,552,794
Resolution Trust Corp. (d):
 floater Series 1991-M2 Class A1,
  7.25%, 9/25/20  Ba3  832,832  732,892
 Series 1991-M2 Class A2,
  7.51%, 9/25/20 Ba3  1,315,388  1,118,080
 Series 1991-M2 Class A-3,
  7.54%, 9/25/20 Ba3  1,011,141  869,581
Structured Asset Securities Corp. (c):
 Series 1996-CFL Class G,
  7 3/4%, 2/25/28  -  3,250,000  2,987,969
 Series 1996-CFL Class H,
  7 3/4%, 2/25/28 -  1,500,000  1,218,315
 Series 1996-CFL Class J,
  7 3/4%, 2/25/28  -  8,606,011  1,290,902
Structured Mortgage Trust Series (c):
 1997-2 Class C, 7.41%
  1/30/06 -  650,000  418,038
 1997-2 Class D, 7.41%
  1/30/06 -  800,000  497,700
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $21,616,367)   24,152,340
COMPLEX MORTGAGE SECURITIES - 0.9%
INTEREST ONLY STRIPS - 0.1%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class X-1, 1.37%,
 12/26/01 (c)(d)(f) BBB  27,428,938  172,802
COMPLEX MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
PRINCIPAL ONLY STRIPS - 0.8%
Structured Asset Securities Corp.
 Series 1996-CFL Class P,
 0%, 2/25/28 (c)(e) - $ 1,994,842 $ 866,048
TOTAL COMPLEX MORTGAGE SECURITIES
 (Cost $679,601)   1,038,850
COMMON STOCKS - 64.3%
 SHARES
CONSTRUCTION & REAL ESTATE - 61.2%
REAL ESTATE - 3.0%
Boardwalk Equities, Inc. (a)  53,000  658,074
Catellus Development Corp. (a)  56,000  1,119,995
Getty Realty Corp.   27,400  606,225
Rouse Co. (The)  5,900  193,225
Trammell Crow Co.   200  5,150
Trizec Hahn Corp. (sub-vtg.)  28,100  656,528
  3,239,197
REAL ESTATE INVESTMENT TRUSTS - 58.2%
Apartment Investment & Management
 Co. Class A  89,400  3,285,450
AMB Property Corp.  20,000  502,500
Alexandria Real Estate Equities, Inc.   3,500  110,469
Arden Realty Group, Inc.   18,700  575,025
Asset Investors Corp.   200  4,213
Avalon Properties, Inc.   23,300  720,844
BRE Properties, Inc. Class A  6,400  180,000
Bay Apartment Communities, Inc.  45,500  1,774,500
Bedford Property Investors, Inc.   41,200  901,250
Boston Properties, Inc.   24,600  813,338
Boykin Lodging Co.   44,100  1,165,894
Bradley Real Estate Trust (SBI)  23,300  489,300
Brandywine Realty Trust  25,000  628,125
Burnham Pacific Properties, Inc.   16,200  248,063
Camden Property Trust (SBI)  33,400  1,035,400
CarrAmerica Realty Corp.   25,000  792,188
CenterPoint Properties Corp.   10,900  382,863
Cousins Properties, Inc.   11,500  337,094
Crescent Real Estate Equities, Inc.   54,400  2,142,000
Developers Diversified Realty Corp.   48,600  1,858,950
Duke Realty Investors, Inc.   44,500  1,079,125
Eastgroup Properties, Inc.   30,000  648,750
Equity Inns, Inc.   23,700  349,575
Equity Office Properties Trust  111,796  3,528,569
Equity Residential Properties Trust (SBI)  58,700  2,968,019
Essex Property Trust, Inc.   24,900  871,500
Excel Realty Trust, Inc.   58,900  1,855,350
Felcor Suite Hotels, Inc.  41,200  1,462,600
First Industrial Realty Trust, Inc.   14,800  534,650
Glenborough Realty Trust, Inc.  56,800  1,682,700
Grove Property Trust  25,000  271,875
Highwoods Properties, Inc.   32,500  1,208,594
Home Properties of NY, Inc.   20,000  543,750
Innkeepers USA Trust  69,500  1,077,250
Liberty Property Trust (SBI)  45,000  1,285,313
Macerich Co.   3,100  88,350
Mack-Cali Realty Corp.  106,150  4,352,150
Mid-Atlantic Realty Trust  20,000  293,750
Nationwide Health Properties, Inc.   20,000  510,000
Northstar Capital Investment Corp. (a)(c)  50,000  1,000,000

 SHARES VALUE
  (NOTE 1)
Patriot American Hospitality, Inc.  111,617 $ 3,215,965
Public Storage, Inc.   67,600  1,985,750
Reckson Associates Realty Corp.   109,900  2,788,713
SL Green Realty Corp.  16,400  425,375
Security Capital Pacific Trust (SBI)  1,200  29,100
Spieker Properties, Inc.   91,900  3,940,213
Starwood Lodging Trust combined
 certificate (SBI)   93,550  5,414,206
Sunstone Hotel Investors, Inc.  123,400  2,128,650
Trinet Corporate Realty Trust, Inc.   1,100  42,556
Weeks Corp.  1,100  35,200
Weingarten Realty Investors (SBI)  400  17,925
  63,582,989
TOTAL CONSTRUCTION & REAL ESTATE   66,822,186
FINANCE - 1.2%
CREDIT & OTHER FINANCE - 1.2%
ContiFinancial Corp. (a)  1,700  42,819
Insignia Financial Group, Inc. Class A (a)  52,500  1,207,500
  1,250,319
MEDIA & LEISURE - 1.9%
LODGING & GAMING - 1.9%
Meditrust Corp.   57,676  2,112,384
TOTAL COMMON STOCKS
 (Cost $61,977,779)   70,184,889
NONCONVERTIBLE PREFERRED STOCKS - 2.9%
CONSTRUCTION & REAL ESTATE - 2.9%
REAL ESTATE INVESTMENT TRUSTS - 2.9%
Crown America Realty Trust,
 Series A, 11%  40,600  2,121,350
Walden Residential Properties,
 Inc. 9.20%  39,000  997,285
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $2,961,704)   3,118,635
CASH EQUIVALENTS - 6.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 6.40%, dated
 12/31/97 due 1/2/98  $ 6,792,414 $ 6,790,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $98,622,721)  $ 109,162,040
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $21,258,763 or 19.5% of net assets.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
6. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A  0.0%
Baa 0.1% BBB  0.1%
Ba 3.0% BB  0.0%
B 4.5% B  6.1%
Caa 2.0% CCC  2.2%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 16.2%. FMR has determined that unrated debt securities that are lower quality account for 16.2% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $99,112,669. Net unrealized appreciation aggregated $10,049,371, of which $11,587,716 related to appreciated investment securities and $1,538,345 related to depreciated investment securities.
The fund hereby designates approximately $550,904 as a capital gain dividend for the purpose of the dividend paid deduction.
REAL ESTATE HIGH INCOME FUND II
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT                                                                                $ 109,162,040
VALUE (INCLUDING REPURCHASE AGREEMENTS OF $6,790,000)
(COST $98,622,721) - SEE ACCOMPANYING SCHEDULE

CASH                                                                                                         557

RECEIVABLE FOR INVESTMENTS SOLD                                                                              493

DIVIDENDS RECEIVABLE                                                                                         370,974

INTEREST RECEIVABLE                                                                                          413,391

 TOTAL ASSETS                                                                                                109,947,455

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                $ 56,432

DISTRIBUTIONS PAYABLE                                                                             6,357

ACCRUED MANAGEMENT FEE                                                                            66,789

OTHER PAYABLES AND                                                                                32,741
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                           162,319

NET ASSETS                                                                                                  $ 109,785,136

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 99,295,443

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                             (10,261)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          (39,365)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                    10,539,319

NET ASSETS, FOR 8,867,622                                                                                   $ 109,785,136
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                              $12.38
AND REDEMPTION PRICE PER SHARE ($109,785,136 (DIVIDED BY) 8,867,622 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME                                                               $ 2,388,552
DIVIDENDS

INTEREST                                                                         3,407,103

 TOTAL INCOME                                                                    5,795,655

EXPENSES

MANAGEMENT FEE                                                     $ 545,372

TRANSFER AGENT FEES                                                 18,195

ACCOUNTING FEES AND EXPENSES                                        65,343

NON-INTERESTED TRUSTEES' COMPENSATION                               278

CUSTODIAN FEES AND EXPENSES                                         12,187

REGISTRATION FEES                                                   16,618

AUDIT                                                               54,455

LEGAL                                                               4,718

INTEREST                                                            3,107

MISCELLANEOUS                                                       210

 TOTAL EXPENSES BEFORE REDUCTIONS                                   720,483

 EXPENSE REDUCTIONS                                                 (24,712)     695,771

NET INVESTMENT INCOME                                                            5,099,884

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              4,273,572

 FOREIGN CURRENCY TRANSACTIONS                                      (266)        4,273,306

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                             7,967,115
ON INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                  12,240,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 17,340,305




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                      YEAR ENDED     SEPTEMBER 27, 1996
                                                                                       DECEMBER 31,   (COMMENCEMENT
                                                                                       1997           OF OPERATIONS) TO
                                                                                                      DECEMBER 31,
                                                                                                      1996


OPERATIONS                                                                             $ 5,099,884     $ 753,654
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                              4,273,306       (15,299)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                  7,967,115       2,572,204

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       17,340,305      3,310,559

DISTRIBUTIONS TO SHAREHOLDERS                                                          (5,099,884)     (792,424)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                    (603,357)       -

 FROM NET REALIZED GAIN                                                                (3,665,507)     -

 TOTAL DISTRIBUTIONS                                                                   (9,368,748)     (792,424)

SHARE TRANSACTIONS                                                                     58,555,795      54,354,999
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                         7,806,611       733,039

 COST OF SHARES REDEEMED                                                               (17,500,000)    (4,655,000)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               48,862,406      50,433,038

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                              56,833,963      52,951,173

NET ASSETS

 BEGINNING OF PERIOD                                                                   52,951,173      -

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $(10,261)
AND $(12,460),                                                                         $ 109,785,136   $ 52,951,173
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                                  4,694,782       5,312,257

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                               638,145         68,778

 REDEEMED                                                                              (1,402,267)     (444,073)

 NET INCREASE (DECREASE)                                                               3,930,660       4,936,962

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA                                                                YEAR ENDED     SEPTEMBER 27, 1996
                                                                                       DECEMBER 31,   (COMMENCEMENT
                                                                                       1997           OF OPERATIONS) TO
                                                                                                      DECEMBER 31,
                                                                                                      1996


NET ASSET VALUE, BEGINNING OF PERIOD                                                   $ 10.730    $ 10.000

INCOME FROM INVESTMENT OPERATIONS                                                      .823 C      .214
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                               2.073       .732

 TOTAL FROM INVESTMENT OPERATIONS                                                      2.896       .946

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                                            (.721)      (.216)

 IN EXCESS OF NET INVESTMENT INCOME                                                    (.085)      -

 FROM NET REALIZED GAIN                                                                (.440)      -

 TOTAL DISTRIBUTIONS                                                                   (1.246)     (.216)

NET ASSET VALUE, END OF PERIOD                                                         $ 12.380    $ 10.730

TOTAL RETURN A, B                                                                      27.67%      9.52%

RATIO AND SUPPLEMENTAL DATA                                                            $ 109,785   $ 52,951
NET ASSETS, END OF PERIOD (000 OMITTED)

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                                .97%        1.42% F

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS                       .94% D      1.42% F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                   6.90%       9.90% F

PORTFOLIO TURNOVER RATE                                                                64%         11% F

AVERAGE COMMISSION RATE E                                                              $ .0426     $ .0442

 A TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. B THE TOTAL RETURN
WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE
NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C NET INVESTMENT INCOME
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS). E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. F ANNUALIZED


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued primarily using dealer-supplied quotes or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value of the securities received. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $89,477,216 and $44,825,532, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .74% of average net assets. TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $22,602 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $7,077,000 and $6,396,333, respectively. The weighted average interest rate was 5.83%.
6. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $12,184 and $12,528, respectively, under these arrangements.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 57.5% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the outstanding shares of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Real Estate High Income Fund II:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund II (a fund of Fidelity Covington Trust) at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
/s/Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
February 17, 1998
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES